September 4, 2024 Third Quarter 2024 Investor Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (13) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and (14) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted pre-tax pre-provision net revenue, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax-equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Snapshot of FB Financial today

Company Overview

- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Strong, local-authority based **Community Bank**
  - Operate through distinct geographic regions; Regional Presidents act as CEO's of their geographies with the mandate become a top 3 deposit market share bank within their footprints
  - Number 6 market share in the Nashville MSA; top 10 deposit market share in 5 additional MSAs throughout our footprint[1]
- **Retail** focused mortgage division concentrated on in footprint lending
  - Mortgage pre-tax contribution of $0.7 million in 2Q 2024 compared to a pre-tax contribution of $1.5 million 1Q 2024 and a loss of $1.2 million in 2Q 2023
- **Innovations Group** focused on improving customer experience, removing costs through tech-enabled process improvement and exploring how emerging technology can turn areas of expertise into national brands
- **FirstBank Way** initiative
  - Codified local-authority, community banking model
  - Improving customer service and associate efficiency through improved operational clarity and implementation of repeatable best practices
- Well-positioned **Balance Sheet:** current priorities of capital, liquidity and credit
  - Common Equity Tier 1 (CET1) Ratio of 12.7%, Total Risk-Based Capital (RBC) of 15.1%; no held-to-maturity (HTM) securities
  - On-balance sheet liquidity / tangible assets[2] of 11.5%
  - Allowance for credit losses on loans held for investment (HFI) to loans HFI of 1.67%; Nonperforming loans HFI to loans HFI of 0.79%

[1] Source: S&P Global. Market data is as of June 30, 2023 and is presented on a pro forma basis for announced acquisitions since June 30, 2023.
[2] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

Franchise Map



Financial Overview

Balance sheet ($mm)	2Q 2024
Total assets	$12,535
Total loans	$9,416
Total deposits	$10,468
Common shareholders' equity	$1,501
Key metrics	**FY 2024**
TCE/ TA[2]	10.2%
Adjusted Diluted EPS[2]	$1.69
Adjusted ROAA[2]	1.28%
Adjusted ROATCE[2]	13.3%
NIM (tax-equivalent basis)	3.49%

3

4 Strategic drivers Poised for Solid Performance Proven Opportunistic Acquirer with Scalable Platforms and Technology Highly Motivated Senior Management Team Great Place to Work Organic Growth Focused Empowered Teams Across Attractive Metropolitan and Community Markets

5 2019 2020 2021 2022 2023 2024 Recent corporate history 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Concentration ratio for FirstBank. Note: Financial data presented on a consolidated basis. 2020  Completed acquisition of 10 net branches from Atlantic Capital Bank; moved from 7th to 5th in Chattanooga MSA deposit market share and 11th to 10th in Knoxville MSA deposit market share  Converted treasury platform  Exited Correspondent, Third Party Origination and Reverse mortgage delivery channels Adj. ROAA1: 1.54% Adj. ROATCE1: 16.9% Year-End Assets: $6.1bn Awarded “Top Workplaces” by the Tennessean Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” 2019 Adj. ROAA1: 1.67% Adj. ROATCE1: 19.4% Year-End Assets: $11.2bn  Completed acquisition of FNB Financial Corporation; enter Bowling Green MSA ranked 7th in deposit market share  Converted online and mobile consumer banking platforms  Lift out of commercial team in Memphis  Completed acquisition of Franklin Financial Network; moved from 12th to 6th in the Nashville MSA in deposit market share  Raised $100 million of 4.50% subordinated debt 2021 Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” Adj. ROAA1: 1.52% Adj. ROATCE1: 16.9% Year-End Assets: $12.6bn  Authorized $100 million share repurchase plan in February 2021  Expanded banking division into Central Alabama in March 2021 with hiring of two experienced senior bankers in Birmingham 2022 Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” Adj. ROAA1: 1.12% Adj. ROATCE1: 12.9% Year-End Assets: $12.8bn  Founding member of the USDF Consortium, a membership-based association of insured depository institutions with a mission to build a network of banks to further the adoption and interoperability of a bank- minted tokenized deposit  Authorized $100 million share repurchase plan in March 2022  Completed restructuring of Mortgage segment and closure of direct-to- consumer delivery channel  Acquired naming rights for Vanderbilt University football stadium  Partnered with Zippy, Inc. to increase access to affordable housing by utilizing technology to transform the manufactured housing lending process 2023 Adj. ROAA1: 1.11% Adj. ROATCE1: 12.8% Year-End Assets: $12.6bn  Began implementation of the FirstBank Way as the foundation to position FirstBank as a premier banking franchise with elite financial performance now and in the future by standardizing sales and services under one operating model  Reduced core operating expense projections in FY 2023 by $20 million annualized  Sold $101 million of AFS debt securities and captured 4.27% yield improvement in FY 2023  Reduced construction loans to bank Tier 1 capital plus ACL2 from 119% at 4Q22 to 93% as of 4Q23; increased Total RBC ratio from 13.1% at 4Q22 to 14.5% as of 4Q23 Awarded “Top Workplaces” by the Tennessean Named one of American Bankers “Best Places to Work” YTD 2024 Adj. ROAA1 : 1.28% Adj. ROATCE1 : 13.3% June 30, 2024 Assets: $12.5bn  Sold $208 million of AFS debt securities and captured 3.80% yield improvement in 1Q24  Continued focus on operating efficiency measures resulting in a core efficiency ratio 1 of 58.3% for 2Q24, down from 61.7% for 4Q23  Well positioned with a strong balance sheet, including exceptionally strong capital as of 2Q24 – TCE/TA1 of 10.2%, CET1 of 12.7% and Total RBC of 15.1% Awarded “Top Workplaces” by the Tennessean

6 Well-positioned in high growth markets 1 Source: S&P Global. Market data is as of June 30, 2023 and is presented on a pro forma basis for announced acquisitions since June 30, 2023. 2 Source: S&P Global. FBK Footprint is based on weighted average demographics of MSAs and counties not located in MSAs with weightings based on deposits in each market as of June 30, 2023. 8.3% 14.7% 25.1% U.S. FBK Footprint Nashville Population Change2 2010 - 2023 Projected Population Change2 2023 - 2028 Projected Household Income Change2 2023 - 2028 2.1% 4.2% 6.1% U.S. FBK Footprint Nashville 13.4% 11.5% 12.4% U.S. FBK Footprint Nashville  Deposits by region1:  West: $2.3B  Middle: $5.2B  East: $2.8B  South: $0.5B  Market rank by deposits1 (MSA’s): ̶ Nashville (6th) ̶ Chattanooga (6th) ̶ Knoxville (9th) ̶ Jackson (3rd) ̶ Bowling Green (6th) ̶ Birmingham (23rd) ̶ Memphis (29th) ̶ Florence (10th) ̶ Huntsville (21st)

7 Driving shareholder value ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Earnings per Share $1.67 $3.97 $2.64 $2.57 $1.45 $3.70 $3.76 $2.92 $3.01 $1.69 2020 2021 2022 2023 YTD 2024 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PPNR1 Total RBC Ratio NPLs / Loans HFI Book Value per Share Adjusted ROATCE1 13.1% 11.8% 12.9% 13.5% 13.1% 2Q23 3Q23 4Q23 1Q24 2Q24 0.47% 0.59% 0.65% 0.73% 0.79% 2Q23 3Q23 4Q23 1Q24 2Q24 $45.0 $44.9 $45.4 $51.2 $52.4 2Q23 3Q23 4Q23 1Q24 2Q24 $27.35 $30.13 $28.36 $31.05 $32.17 $21.73 $24.67 $22.90 $25.69 $26.82 2020 2021 2022 2023 2Q24 BVPS TBVPS1 13.9% 14.1% 14.5% 15.0% 15.1% 2Q23 3Q23 4Q23 1Q24 2Q24

8 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,680mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $25.69 $26.82 3Q16 2016 2017 2018 2019 2020 2021 2022 2023 2Q24 2Q241Q242Q23 12.0%11.8%10.8%Shareholder’s Equity/Assets 10.2%10.0%9.0%TCE/TA1 12.7%12.6%11.7%Common Equity Tier 1 13.0%12.8%11.9%Tier 1 Risk-Based 15.1%15.0%13.9%Total Risk-Based 11.7%11.3%10.7%Tier 1 Leverage 78%83%113%C&D to 100% Tier 1 Capital plus ACL2 249%255%281%CRE to 300% Tier 1 Capital plus ACL2 AOCI Adjusted Ratios1,2 11.8%Adj. Common Equity Tier 1 14.3%Adjusted Total Risk-Based Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Concentration ratios for FirstBank.

9 Building operating leverage Highlights ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ Noninterest expense ($mm) Consolidated 2Q 2024 efficiency ratio of 58.6% and core efficiency ratio¹ of 58.3% compared to 67.4% and 58.1% in 1Q 2024, respectively and 64.8% and 63.5% in 2Q 2023, respectively Consolidated 2Q 2024 noninterest expense of $75.1 million and consolidated core noninterest expense¹ of $74.1 million compared to $72.4 million and $71.9 million in 1Q 2024, respectively and $81.3 million and $79.9 million in 2Q 2023, respectively Continued focus on adding scale to realize benefits of prior investments in efficient operating platform Mortgage efficiency ratio impacted relative to the prior quarter by fair value pipeline and mortgage servicing rights changes $81.3 $83.0 $80.2 $72.4 $75.1 $79.9 $78.2 $74.4 $71.9 $74.1 $65.2 $63.9 $62.6 $59.8 $61.3 2Q23 3Q23 4Q23 1Q24 2Q24 Consolidated Consolidated core Banking core1 1 58.4% 57.8% 56.4% 54.2% 53.8% 104.8% 106.7% 123.8% 89.8% 97.0% 63.5% 63.1% 61.7% 58.1% 58.3% 2Q23 3Q23 4Q23 1Q24 2Q24 Banking segment Mortgage segment Consolidated

10 3.57%3.42%3.46%3.42%3.40%NIM1 43231 Impact of accretion and nonaccrual interest (bps) Deposit Cost: 3.93%3.93%3.88%3.78%3.43%Cost of MMDA 4.00%3.90%3.69%3.37%3.00%Cost of customer time 3.52%3.49%3.40%3.33%3.06%Cost of interest-bearing 2.77%2.76%2.65%2.58%2.38%Total deposit cost Loans HFI Yield: 6.60%6.55%6.43%6.32%6.16%Contractual interest1 0.06%0.06%0.14%0.19%0.17% Origination and other loan fee income 0.03%0.01%0.02%0.02%0.01%Nonaccrual interest 0.01%0.02%0.00%0.01%0.00% Accretion on purchased loans 6.70%6.64%6.59%6.54%6.34%Total loan (HFI) yield 3.29%2.71%2.45%2.14%2.15%Securities yield¹ Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q23 3Q23 4Q23 1Q24 2Q24 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM

11 1-4 family 17% 1-4 family HELOC 6% Multifamily 6% C&D 13% CRE 22% C&I 31% Other 5% Residential Development 46% Commercial 25% Consumer 14% Multifamily 15% Office 17% Retail 25% Hotel 15% Warehouse/Industrial 15% Land-Mobile Home Park 6% Self Storage 6% Healthcare Facility 4% Assisted Living Facility 5% Other 7% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of June 30, 2024 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type

12 Nashville 58% Memphis 10% Knoxville 4% Huntsville 5% Birmingham 6% Chattanooga 3% Other 5% Communities 9% Class A 23% Class B 39% Class C 13% Under $2 Million 25% Office exposure (non-owner occupied CRE & C&D)  Office loans represent only 4.0% of our total HFI loan portfolio as of the end of 2Q24  Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors  Reviewed all office loans with commitments greater than $2 million ($275.0 million outstanding, or 74% of total office portfolio) with limited concerns uncovered  4.0% of the total office portfolio matures through 2024  53% of the total office portfolio is fixed rate vs. 47% floating rate  As of 2Q24, 98% of the portfolio is pass rated and current Geographic exposure Note: Data as of June 30, 2024. Data excludes medical office buildings. Exposure by class Credit detail by class

13 0.47% 0.59% 0.65% 0.73% 0.79% 2Q23 3Q23 4Q23 1Q24 2Q24 0.03% 0.02% (0.04%) 0.02% 0.02% 2Q23 3Q23 4Q23 1Q24 2Q24 0.36% 0.46% 0.52% 0.58% 0.63% 0.16% 0.18% 0.17% 0.17% 0.18% 0.07% 0.07%0.59% 0.71% 0.69% 0.75% 0.81% 2Q23 3Q23 4Q23 1Q24 2Q24 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.51% 1.57% 1.60% 1.63% 1.67% 2Q23 3Q23 4Q23 1Q24 2Q24 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Annualized net charge-offs (recoveries) / avg. loans HFI 1 Includes other real estate owned and repossessed assets–see page 13 of the Second Quarter 2024 Financial Supplement. 1

14 1.51% 0.67% 1.22% 0.73% 2.44% 1.32% 1.77% 1.81% 3.86% 1.63% 1.07% 1.20% 0.87% 2.94% 1.46% 1.66% 1.81% 4.05% 1.67% 1.40% 1.21% 0.89% 2.85% 1.48% 1.62% 1.81% 4.04% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q23 1Q24 2Q24 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1 Source: Moody’s “June 2024 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

15 Noninterest- bearing checking 21% Interest-bearing checking 25% Money market 36% Savings 4% Time 14% 46% Checking accounts Valuable deposit base Cost of deposits 2Q24 Deposit composition 22.1% 22.2% 21.0% 20.8% 20.9% 2.38% 2.58% 2.65% 2.76% 2.77% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q23 3Q23 4Q23 1Q24 2Q24 Noninterest-bearing as % of total deposits Cost of total deposits (%) $4,919 $4,894 $4,881 $4,866 $4,675 $4,029 $4,126 $4,070 $4,085 $4,271 $1,924 $1,619 $1,597 $1,554 $1,522 $10,872 $10,639 $10,548 $10,505 $10,468 2Q23 3Q23 4Q23 1Q24 2Q24 Consumer Commercial Public Deposits by customer segment ($mm) 2Q24 Insured, collateralized or uninsured by segment ($mm) $3,775 $1,969 $59 $1,463 $900 $2,302 $4,675 $4,271 $1,522 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

Strong liquidity position

- Well positioned for economic challenges created by the uncertain economic environment
- Securities portfolio makes up 11.8% of total assets and does not include any HTM securities
- On-balance sheet liquidity of $1.4 billion or 44% of estimated uninsured and uncollateralized deposits
- Additional $2.2 billion of real estate loans held at REIT subsidiary available to the Company as additional borrowing capacity

Liquidity / Uninsured and Uncollateralized (UU) Deposits



259%
265%
269%
268%
259%
211%
221%
226%
224%
215%
48%
44%
43%
44%
44%
2Q23
3Q23
4Q23
1Q24
2Q24
On-balance sheet / UU deposits
Available sources / UU deposits

On-balance sheet liquidity ($mm)



On-balance sheet liquidity
On-balance sheet liquidity / tangible assets 1
$1,445
$1,346
$1,353
$1,386
$1,414
11.4%
11.0%
11.0%
11.3%
11.5%
2Q23
3Q23
4Q23
1Q24
2Q24

2Q24 Sources of liquidity ($mm)

Current on-balance sheet:	
Cash and equivalents	$800.9
Unpledged available-for-sale debt securities	612.8
Total on-balance sheet	**$1,413.7**
Available sources of liquidity:	
Unsecured borrowing capacity[2]	$3,361.6
FHLB remaining borrowing capacity[3]	1,294.7
Federal Reserve discount window	2,230.3
Total available sources	**$6,886.6**

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Includes capacity from internal policy. [3] FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity.

16

17 Mortgage performance in 2Q 2024 Highlights Mortgage segment pre-tax net contribution of $0.7 million in 2Q 2024  Interest rate lock commitment volume increased 2.1% in 2Q 2024 compared to 1Q 2024 Mortgage volume and margins continue to be under pressure due to the interest rate environment, excess industry capacity and home affordability challenges Mortgage banking income ($mm) 2Q241Q242Q23 $8.9$6.5$8.0 Gains and fees from originations and sale of loans HFS $0$1.8$0.9 Fair value changes of loans HFS and derivatives $7.3$7.3$7.5Servicing revenue ($4.3)($3.0)($4.2)Fair value MSR changes $11.9$12.6$12.2Total Income 2.42% 2.75% 2.87% 2.65% 2.84% 2Q23 3Q23 4Q23 1Q24 2Q24 Interest rate lock commitment volume ($mm) Mortgage gain on sale margin . $358 $330 $201 $320 $336 $45 $43 $45 $57 $49 $403 $373 $246 $377 $385 2Q23 3Q23 4Q23 1Q24 2Q24 Purchase Refinance

18 Appendix

19 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

20 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

21 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

22 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

23 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision net revenue

24 GAAP reconciliations and use of non-GAAP financial measures Adjusted tangible net income

25 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Risk-Based capital ratios

26 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

27 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

28 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency (tax-equivalent basis) and core revenue ratios

29 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

30 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

31 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

32 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures

33 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

34 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures